UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2017

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On May 18, 2017, Liberty Media Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company and certain stockholders of the Company (the “Selling Stockholders”), on the one hand, and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives (the “Representatives”) of the underwriters named therein (the “Underwriters”), on the other hand, providing for the offer and sale by the Company and the Selling Stockholders (the “Offering”) and the purchase by the Underwriters, of 40,000,000 shares (the “Shares”) of the Company’s Series C Liberty Formula One common stock, par value $0.01 per share (“FWONK”), consisting of 12,903,225 shares of FWONK offered by the Company and 27,096,775 shares of FWONK offered by the Selling Stockholders, at a price to the public of $31.00 per share. Pursuant to the Underwriting Agreement, the Selling Stockholders also granted the Underwriters an option exercisable for a period of 30 days to purchase up to an additional 6,000,000 shares of FWONK on the same terms.

The Selling Stockholders acquired the shares of FWONK offered and sold by the Selling Stockholders in the Offering in January 2017 in connection with the consummation of the Company’s acquisition of Delta Topco Limited (“Delta Topco”), the parent company of Formula 1.

The material terms of the Offering are described in the prospectus supplement, filed May 19, 2017 (the “Prospectus”) by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-3 (File No. 333-215858) filed with the Commission on February 2, 2017.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Stockholders, and customary conditions to closing, obligations of the parties and termination provisions. The Company and the Selling Stockholders have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Offering closed on May 24, 2017. The net proceeds of the Company’s offer and sale of shares of FWONK in the Offering are attributed to the Formula One Group. The Company expects to use the net proceeds of its offer and sale of shares of FWONK in the Offering to repay existing indebtedness of a wholly owned subsidiary of Delta Topco and pay expenses related to the Offering. The Selling Stockholders received all of the net proceeds from the sale of their shares of FWONK in the Offering. The Company did not receive any proceeds from the sale of shares of FWONK on behalf of the Selling Stockholders in the Offering.

As more fully described under the caption “Underwriting” in the Prospectus, certain of the Underwriters and their affiliates have provided in the past to the Company and its affiliates and certain of the Selling Stockholders, and may provide from time to time in the future, certain commercial banking, financial advisory, investment banking and other services to the Company and its affiliates and certain of the Selling Stockholders in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions. In addition, from time to time, certain of the Underwriters and their affiliates, officers, directors and employees may purchase, sell or hold a broad array of investments and actively trade securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account or the account of customers, and such investment and trading activities may involve or relate to assets, securities and/or instruments of the Company (directly, as collateral securing other obligations or otherwise) and/or persons and entities with relationships with the Company. The Underwriters and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish or express independent research views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long and/or short positions in such assets, securities and instruments.

The foregoing description and the description contained in the Prospectus are incomplete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, which is filed with this Form 8-K as Exhibit 1.1 and incorporated in this Item 1.01 by reference.

Item 7.01. Regulation FD Disclosure.

On May 19, 2017, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Additionally, on May 24, 2017, the Company issued a press release announcing the closing of the Offering. A copy of the press release is furnished with this Form 8-K as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

This Item 7.01 and the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Name

1.1

Underwriting Agreement, dated May 18, 2017, by and among Liberty Media Corporation, the stockholders of Liberty Media Corporation listed on Schedule B thereto, and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein

99.1	Press Release dated May 19, 2017
99.2	Press Release dated May 24, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2017
LIBERTY MEDIA CORPORATION

	By:	/s/ Craig Troyer
		Name:	Craig Troyer
		Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Name

1.1

Underwriting Agreement, dated May 18, 2017, by and among Liberty Media Corporation, the stockholders of Liberty Media Corporation listed on Schedule B thereto, and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein

99.1	Press Release dated May 19, 2017
99.2	Press Release dated May 24, 2017